UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): July 11, 2007


                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
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             (Exact name of Registrant as specified in its Charter)


                        II-A: 0-16388           II-A: 73-1295505
                        II-B: 0-16405           II-B: 73-1303341
                        II-C: 0-16981           II-C: 73-1308986
                        II-D: 0-16980           II-D: 73-1329761
   Oklahoma             II-E: 0-17320           II-E: 73-1324751
----------------      ----------------        -------------------
(State or other         (Commission            (I.R.S. Employer
jurisdiction of          File Number)          Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [   ] Written  communications  pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)
      [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
      [   ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [   ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      On July 11, 2007, the Geodyne Energy Income Limited Partnership II-A, Geodyne Energy Income Limited Partnership II-B, Geodyne Energy Income Limited Partnership II-C, Geodyne Energy Income Limited Partnership II-D, and Geodyne Energy Income Limited Partnership II-E (the "Partnerships") sold their interests in a number of producing properties to independent third parties at The Oil and Gas Clearinghouse auction in Houston, Texas. In addition, Samson Contour Energy E&P, LLC, an affiliate of the General Partner purchased the First National Farms #4 property through the competitive bidding process at the same auction for total net proceeds of approximately $285,000, $465,000, and $199,000, respectively, to the II-A, II-B, and II-C Partnerships. Samson Resources Company, an affiliate of the General Partner purchased properties for total net proceeds of approximately $18,000, $1,386,000, and $732,000, respectively, to the II-C, II-D, and II-E Partnerships. Total net proceeds, including sales to affiliated entities, for the auction are as described below:

                                         Reserves
       Number                             Sold as         Reserve
         of    Location    Number       of 12/31/06        Value
        Wells     of         of        Oil       Gas        Sold       Net
P/ship  Sold  Properties Purchasers  (Bbls)     (Mcf)     12/31/06   Proceeds
------ ------ ---------- ----------  -------  ---------  ---------- ----------
 II-A    26   Louisiana      7       129,596    249,363  $3,031,969 $3,306,000
               and Texas

 II-B     4   Louisiana      2           169    120,380     401,424    465,000

 II-C    14   Louisiana      3           157     86,806     231,171    223,000
               and Texas

 II-D    31   Louisiana,     6        21,649    804,184   2,040,660  1,631,000
               Michigan,
               and Texas

 II-E    25   Louisiana,     7        14,441    317,866   1,037,321    894,000
               Michigan,
               and Texas

      The transactions are subject to standard auction closing conditions.

      The proceeds from the sales, less any additional  transaction  costs, will
be  included  in  the  November  15,  2007  cash   distributions   paid  by  the
Partnerships.

      This sale was in conjunction with the Partnerships' scheduled termination on December 31, 2007. All of the Partnerships' properties will be sold as part of the liquidation process. It is anticipated that auction sales will continue through at least early 2008.

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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      The pro forma  financial  information  that would be required  pursuant to
Article 11 of Regulation S-X will be filed by amendment to this Form 8-K on or before August 1, 2007.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E

                                  By:  GEODYNE RESOURCES, INC.
                                       General Partner

                                       //s// Dennis R. Neill
                                       -----------------------------
                                       Dennis R. Neill
                                       President

DATE: July 17, 2007


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